UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 27, 2009
The Hillman Companies, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-13293 (Commission File No.)	23-2874736 (I.R.S. Employer Identification No.)
Registrant’s telephone number, including area code: (513) 851-4900
Not Applicable
(Former name or former address,
if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
On April 27, 2009, the Board of Directors of The Hillman Companies, Inc. (the “Company”) appointed Andrew W. Code, a current director, as Chairman of the Board of Directors to replace Peter M. Gotsch, who served as Chairman of the Company since March 31, 2004. Mr. Gotsch will continue to serve as a director of the Company.
As disclosed in the Company’s annual report on Form 10-K, Mr. Code has been a general partner of CHS Management Limited Partnership and a general partner of Code Hennessy & Simmons Limited Partnership since August 1988. Mr. Code is on the Boards of Pool Corporation and Woodstream Corp.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: April 30, 2009

THE HILLMAN COMPANIES, INC.
/s/ James P. Waters
James P. Waters
Chief Financial Officer